UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)         On October 16, 2025, Smith Micro Software, Inc. (the “Company”) held a special meeting of stockholders (the "Special Meeting"). Of the 21,458,637 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, 11,159,156 shares (or 52.00%), constituting a quorum, were represented in person (online) or by proxy at the Special Meeting.

(b)         Two proposals were submitted by the Company’s Board of Directors to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders approved, for purposes of Nasdaq listing rule 5635(d), of the issuance of shares of our common stock underlying the common warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated July 17, 2025, in an amount that, together with the other shares of common stock issued pursuant to such Securities Purchase Agreement, may equal or exceed 20% of our common stock outstanding (the “Nasdaq Proposal”), and shareholders approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal (the “Adjournment Proposal”).

The final results of the voting on each proposal are set forth below.

Proposal No. 1 – Approval of the Nasdaq Proposal. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,547,202	346,095	265,859	0

Proposal No. 2 – Approval of the Adjournment Proposal. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,567,314	327,028	264,814	0

.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: October 17, 2025	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President, Chief Operating Officer and Chief Financial Officer